FEDERATED INTERNATIONAL SERIES, INC.
Federated International Equity Fund
Class A Shares
Class B Shares
Class C Shares

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Supplement to Statement of Additional Information dated January 31, 2002

Please delete the following paragraph under "Research Services:"

  "Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund."

Please add the following as the second paragraph under "Brokerage
Transactions:"

     "Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. Except as noted below, when the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investments for Federated Kaufmann Fund and other accounts managed by that fund's portfolio managers in initial public offerings ("IPO") are made independently from any other accounts, and much of their non-IPO trading may also be conducted independently from other accounts."






                                                             April 30, 2002


Cusip 31420G101
Cusip 31420G200
Cusip 31420G309

27414 (4/02)